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                                                                   EXHIBIT 99.2

                            NOTE REPURCHASE AGREEMENT

         NOTE REPURCHASE AGREEMENT, dated as of October 28, 2002, by and among UNITED STATES CELLULAR CORPORATION, a Delaware corporation (the "COMPANY"), PRIMECO WIRELESS COMMUNICATIONS LLC, a Delaware limited liability company ("PRIMECO"), and the direct or indirect PrimeCo transferees identified on the signature pages hereto (referred to herein as "PRIMECO TRANSFEREES").


                                    RECITALS

         WHEREAS, pursuant to a Note Purchase Agreement dated August 7, 2002, between the Company and PrimeCo, on August 7, 2002, the Company issued 9% Series A Notes due 2032 ("SERIES A NOTES") having an aggregate principal amount of $175,000,000;

         WHEREAS, the Series A Notes were issued under the Indenture, dated as of June 1, 2002 ("BASE INDENTURE"), as supplemented by the First Supplemental Indenture dated as of August 7, 2002 ("FIRST SUPPLEMENTAL INDENTURE" and, together with the Base Indenture, the "INDENTURE"), between U.S. Cellular and BNY Midwest Trust Company, an Illinois Trust Company, as Trustee ("TRUSTEE");

         WHEREAS, Series A Notes having an aggregate principal amount of $114,285,000 were issued to PrimeCo, and Series A Notes having an aggregate principal amount of $60,715,000 were issued to LaSalle Bank National Association, as Escrow Agent for United States Cellular Corporation/PrimeCo Wireless Communications LLC (in its capacity as escrow agent, the "ESCROW AGENT") pursuant to an Escrow Agreement ("ESCROW AGREEMENT"), dated as of August 7, 2002, among the Company, PrimeCo and the Escrow Agent, for the purpose of, among other things, securing the indemnity obligations of PrimeCo to the Company under the Purchase and Sale Agreement dated as of May 9, 2002, as amended as of August 7, 2002, between the Company and PrimeCo (the "PURCHASE AND SALE Agreement");

         WHEREAS, in connection with the sale of the Series A Notes to PrimeCo, the Company entered into a Registration Rights Agreement ("REGISTRATION RIGHTS AGREEMENT") with PrimeCo, dated as of August 7, 2002, pursuant to which the Company granted PrimeCo and the PrimeCo Transferees rights to require the Company to take certain action to register the reoffer and resale of the Series A Notes under the Securities Act;

         WHEREAS, on August 7, 2002, the Company received a request from PrimeCo under the Registration Rights Agreement to register Series A Notes for reoffer and resale by PrimeCo and the PrimeCo Transferees;

         WHEREAS, pursuant to such request, on August 29, 2002, the Company filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 (No. 333-98921) relating to the resale of the Series A Notes ("RESALE S-3"), which registration statement, as amended, was declared effective by the SEC on October 24, 2002;

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         WHEREAS, PrimeCo distributed, directly or indirectly, a portion of the principal amount of the Series A Notes to the PrimeCo Transferees (PrimeCo and the PrimeCo Transferees are collectively referred to as the "PRIMECO HOLDERS");

         WHEREAS, the Series A Notes are currently represented by individual certificated notes ("CERTIFICATED NOTES") registered in the name of the PrimeCo Holders and the Escrow Agent;

         WHEREAS, on May 15, 2002, the Company filed a shelf Registration Statement on Form S-3 (No. 333-88344) relating to the offer and sale of debt securities by the Company from time to time, which registration statement was declared effective by the SEC on May 28, 2002 (the "PRIMARY S-3");

         WHEREAS, PrimeCo, on behalf of the other PrimeCo Holders, requested the Company to consider a proposal pursuant to which the Company would publicly offer and sell debt securities under the Primary S-3, and use up to $175,000,000 of the proceeds thereof to repurchase the Series A Notes from the PrimeCo Holders and the Escrow Agent; and

         WHEREAS, the Company is willing to publicly offer and sell debt securities under the Primary S-3 and use up to $175,000,000 of the net proceeds thereof to repurchase Series A Notes from the PrimeCo Holders and the Escrow Agent pursuant to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual agreements of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS; INTERPRETATION

         Certain capitalized terms used in this Agreement are defined in Exhibit
A. All other capitalized terms used but not defined herein shall have the meanings set forth in the Registration Rights Agreement.

2.       PRIMARY OFFERING

         (a) In the sole discretion of the Company, the Company will attempt to issue debt ("PRIMARY DEBT") in a public offering under the Primary S-3 between October 28 and November 9, 2002 (unless extended by mutual consent of the parties hereto), subject to the following terms and conditions (the "PRIMARY OFFERING").

         (b) The Company, in its sole discretion, will determine all terms and conditions of the Primary Offering and the Primary Debt, including without limitation (a) the principal amount of the Primary Debt to be issued, offered and sold, (b) the interest rate and other terms of the Primary Debt, including pricing, maturity, redemption and other terms, (c) the timing of the issuance, offering, sale and closing, (d) the underwriters, (e) the terms and conditions of any underwriting agreement, and (f) whether or not any Primary Debt should be issued, offered, sold and closed considering market conditions and any other factors.


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         (c) The first $175,000,000 of the net proceeds to the Company from the
Primary Offering ("NET PROCEEDS") will be used by the Company to repurchase Series A Notes from the PrimeCo Holders and the Escrow Agent pursuant to the terms set forth below.

3.       PURCHASE OF NOTES

         (a) Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Company will purchase from the Escrow Agent and/or each PrimeCo Holder, and the Escrow Agent and/or each PrimeCo Holder will sell to the Company, Series A Notes at the purchase price per note of (i) 100% of the principal amount thereof, plus (ii) accrued but unpaid interest, if any, relating to the principal amount purchased, from and including the Interest Payment Date (as defined in the Indenture) to and including the business day immediately preceding the Closing Date, but not including the Closing Date, less
(iii) in the case of the PrimeCo Holders but not the Escrow Agent, the Reimbursable Expenses (as defined below) based on the percentages set forth on Exhibit B (the "REPURCHASE PRICE").

         (b) If the Net Proceeds are at least $175,000,000, the Company shall purchase all of the aggregate principal amount of the Series A Notes from the PrimeCo Holders and the Escrow Agent in the amounts set forth opposite their names on Exhibit B hereto.

         (c) If the Net Proceeds are at least $114,285,000 but less than $175,000,000, the Company shall purchase all of the principal amount of the Series A Notes from the PrimeCo Holders in the amounts set forth opposite their names on Exhibit B hereto, and shall purchase from the Escrow Agent an aggregate principal amount of the Series A Notes equal to the amount by which the Net Proceeds exceed $114,285,000 in each case, rounded to the nearest $25.00; provided, that the Company may elect, in its sole discretion, to purchase for cash at the Repurchase Price but not including any deduction for Reimbursable Expenses, any or all of the remaining balance of the Series A Notes held by the Escrow Agent. If any Series A Notes are purchased from the Escrow Agent, an amount of cash equal to the aggregate principal amount of the Series A Notes purchased from the Escrow Agent shall be retained in escrow pursuant to the terms of the Escrow Agreement and amount of cash equal to any accrued interest portion of the Repurchase Price shall be delivered to PrimeCo.

         (d) If the Net Proceeds are less than $114,285,000, the Company shall purchase from the PrimeCo Holders the principal amount of Series A Notes equal to the product of the Net Proceeds and the percentages set forth opposite their names on Exhibit B hereto in each case, rounded to the nearest $25.00, not to exceed the Net Proceeds in the aggregate.

         (e) Any Series A Notes purchased under paragraphs (a) through (d) are hereinafter referred to herein as the "REPURCHASED NOTES."

         (f) Delivery of and payment for the Repurchased Notes (the "CLOSING") shall be made on the third business day following the closing of the Primary Offering, or at such time on such later date as the Company and PrimeCo shall agree to (such date and time of delivery and payment for the Repurchased Notes being referred to herein as the "CLOSING DATE").

         (g) If the Company purchases any principal amount of Series A Notes from the PrimeCo Holders, delivery of the Certificated Notes to be purchased shall be made on the


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Closing Date by PrimeCo on behalf of itself and for the respective accounts of the several PrimeCo Transferees against payment by the Company of the Repurchase Price thereof, by wire transfer payable in same-day funds to the accounts of the PrimeCo Holders as specified by PrimeCo. On the Closing Date, PrimeCo shall deliver the Certificated Notes together with Assignment Forms (as defined below) executed in blank by each of the PrimeCo Holders.

         (h) If the Company purchases any principal amount of Series A Notes from the Escrow Agent, the Company and PrimeCo shall deliver Joint Instructions (as defined in the Escrow Agreement) to the Escrow Agent to instruct the Escrow Agent to deliver on the Closing Date any Series A Notes to be purchased by the Company in consideration for the Repurchase Price for such notes pursuant to this Section 3.

         (i) If less than the aggregate principal amount represented by any Certificated Note is to be purchased, the Company shall issue and instruct the Trustee to authenticate certificated notes in an amount equal to the difference between the principal amount of the Certificated Note less the principal amount of such Certificated Note purchased by the Company ("UNPURCHASED NOTES"), and on the Closing Date shall deliver such certificated notes representing the Unpurchased Notes to or as instructed by PrimeCo or the Escrow Agent, as the case may be.

         (j) Each PrimeCo Holder agrees to deliver to the Company such other documentation as the Company may reasonably request in order to effectuate any of the provisions hereof, which shall be in form and substance reasonably satisfactory in all respects to the Company.

4.       OTHER AGREEMENTS

4.1.     EXPENSES.

         (a) The PrimeCo Holders shall bear and pay and the Company shall have no responsibility for any and all fees and expenses of counsel for the PrimeCo Holders, whether incurred in connection with the Primary Offering or otherwise. The PrimeCo Holders shall reimburse to the Company all reasonable expenses incurred in connection with the Primary Offering, including all filing (other than any SEC registration fees) and National Association of Securities Dealers, Inc. fees, all rating agency fees, stock exchange listing fees, all fees and expenses of complying with securities or blue sky laws (including fees and expenses of underwriters counsel), all word processing, duplicating and printing expenses, messenger and delivery expenses, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to the Primary Offering, any fees and disbursements of underwriters, and including all underwriting discounts and commissions relating to the Primary Offering ("REIMBURSABLE EXPENSES"), which shall be reimbursed on a pro rata basis by the PrimeCo Holders based on the percentages set forth on Exhibit B; provided that the Company shall pay all costs and expenses that the Company determines to incur on its own behalf in its sole discretion, including (i) the fees and expenses of the Trustee under the Indenture and counsel retained by the Trustee, (ii) the fees and expenses of counsel to the Company and (iii) any underwriting discounts and commissions directly related to the sale of more than $175,000,000 of debt by the Company in the Primary Offering; PROVIDED, FURTHER, that


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the Reimbursable Expenses with respect to the purchase of Series A Notes from the Escrow Agent may be reimbursed to the Company by PrimeCo. The fees and expenses of the Escrow Agent shall be paid as provided in the Escrow Agreement.

         (b) The Reimbursable Expenses will be treated by the Company and the PrimeCo Holders as a reduction in the purchase price for Chicago 20MHz, LLC under the Purchase and Sale Agreement.

4.2.     WITHDRAWAL OR AMENDMENT OF RESALE S-3.

         (a) If the Company acquires all of the Series A Notes, the PrimeCo Holders agree that the Company shall file with the SEC a request to withdraw the Resale S-3 pursuant to Rule 477 of the Securities Act.

         (b) If the Company acquires some but not all of the Series A Notes, the PrimeCo Holders agree that the Company shall use commercially reasonable efforts to file with the SEC within 15 days from the Closing Date a post-effective amendment to the Resale S-3 to remove the Series A Notes purchased therefrom and to update and disclose such information therein as may be necessary or appropriate in order to keep the Resale S-3 current and effective.

4.3.     REGISTRATION RIGHTS AGREEMENT

         (a) The PrimeCo Holders agree, during the term of this Agreement, not to take any action under the Registration Rights Agreement that is inconsistent with the terms of this Agreement, including not to:

         (i) Transfer any Series A Notes except to the Company pursuant to this Agreement;

         (ii) request the Company to file a Shelf Prospectus Supplement with respect to a takedown from the Resale S-3; or

         (iii)    request the Company to file a Demand Registration Statement.

         (b) If the Company completes a Primary Offering but does not acquire 100% of the Series A Notes, the PrimeCo Holders shall not effect any public sale or distribution of Series A Notes, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during such period ("Lock-up Period") following the completion of the Primary Offering as may be reasonably requested in writing to PrimeCo by the Underwriters' Representative for the Primary Offering ("LOCK-UP AGREEMENT"), which Lock-up Agreement shall be in usual and customary form. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Series A Notes of each PrimeCo Holder until the end of the Lock-up Period. The PrimeCo Holders shall have the right to make a request that the Company file a Shelf Prospectus Supplement to effect a takedown under the Resale S-3 or Demand Registration with respect to the Unpurchased Notes under the terms of the Registration Rights Agreement, subject to the expiration of any Lock-up Period required by the Underwriters'


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Representative as provided in this Section 4.3(b) and subject to the Company's right to delay such registration statement or prospectus supplement for up to 120 days pursuant to the terms of the Registration Rights Agreement.

         (c) In the event that the Company does not commence a Primary Offering prior to November 9, 2002 (unless such date is extended by mutual agreement of the parties hereto), the PrimeCo Holders shall be permitted to request that the Company file (i) a Shelf Prospectus Supplement to effect a takedown under the Resale S-3 provided that the closing of any such takedown occurs on or prior to December 14, 2002 or (ii) a Demand Registration provided that the closing of an offering pursuant to the Demand Registration occurs on or prior to December 14, 2002. If any such closing does not occur on or prior to December 14, 2002, the Company shall be permitted to delay any such requests for up to 120 days pursuant to the terms of the Registration Rights Agreement.

5.       CONDITIONS TO CLOSING

         The obligation of the Company to purchase and pay for the Series A Notes with respect to each PrimeCo Holder severally and not jointly at the Closing is subject to the fulfillment to the Company's satisfaction, prior to or at the Closing, of the following conditions, it being understood that the failure on the part of any one or more PrimeCo Holders ("FAILING PRIMECO HOLDERS") to fulfill to the Company's satisfaction, prior to or at the Closing, the conditions of this Section 5 shall not in any way affect the Company's obligation, subject to the fulfillment to the Company's satisfaction, prior to or at the Closing, of the conditions of this Section 5 by each non-Failing PrimeCo Holder, to purchase and pay for Series A Notes of each such non-Failing PrimeCo Holder:

5.1.     REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the PrimeCo Holders in this Agreement shall be correct when made and at the time of the Closing.

5.2.     PERFORMANCE.

         The PrimeCo Holders shall have performed and complied with all agreements and conditions contained in this Agreement that are required to be performed or complied with by them prior to or at the Closing.

5.3.     CLOSING OF PRIMARY OFFERING.

         The Primary Offering shall have been consummated and the Company shall have received the net proceeds of such offering.

5.4.     LOCK-UP AGREEMENT.

         If requested by the Underwriters' Representatives, each PrimeCo Holder or an Attorney-in-Fact thereof shall have executed and delivered a Lock-up Agreement prior to or at the Closing in form and substance reasonably satisfactory in all respects to the Underwriters' Representative and the Company.


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6.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to you that:

6.1.     ORGANIZATION; POWER AND AUTHORITY.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact. The Company has the corporate power and authority to execute and deliver this Agreement and to perform the provisions hereof.

6.2.     AUTHORIZATION, ETC.

         This Agreement has been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

6.3.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         Except as would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the execution, delivery and performance by the Company of this Agreement will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company is bound or by which the Company or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company.

6.4.     GOVERNMENTAL AUTHORIZATIONS, ETC.

         Except as has been obtained or made, or would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement.


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7.       REPRESENTATIONS AND WARRANTIES OF THE PRIMECO HOLDERS

         Each of the PrimeCo Holders severally and not jointly and with respect to itself only represents and warrants to the Company that:

7.1.     ORGANIZATION; POWER AND AUTHORITY.

         (a) If such PrimeCo Holder is an entity, that such PrimeCo Holder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, and is duly qualified and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such PrimeCo Holder that is an entity has the requisite power and authority to execute and deliver this Agreement and to perform the provisions hereof.

         (b) If such PrimeCo Holder is an individual, such PrimeCo Holder has full legal capacity and the requisite power and authority to execute and deliver this Agreement and to perform the provisions hereof.

7.2.     AUTHORIZATION, ETC.

         This Agreement been duly authorized by all necessary action on the part of each PrimeCo Holder that is an entity, and this Agreement constitutes a legal, valid and binding obligation of each PrimeCo Holder enforceable against such PrimeCo Holder in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

7.3.     COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         Except as would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, the execution, delivery and performance by such PrimeCo Holder of this Agreement will not (i) constitute a default under, or result in the creation of any Lien in respect of any property of such PrimeCo Holder under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which PrimeCo is bound or by which PrimeCo or any of its or his respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such PrimeCo Holder or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such PrimeCo Holder.

7.4.     GOVERNMENTAL AUTHORIZATIONS, ETC.

         Except as has been obtained or made, or would not, individually or in the aggregate reasonably be expected to have a Material Adverse Effect, no consent, approval or



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authorization of, or registration, filing or declaration with, any Governmental
Authority is required in connection with the execution, delivery or performance by such PrimeCo Holder of this Agreement.

7.5.     RECEIPT OF CERTAIN INFORMATION.

         Such PrimeCo Holder has received all relevant information as it deems necessary in order to permit an investment decision with respect to the sale of the Certificated Notes.

7.6.     ACCREDITED INVESTOR.

         Each Person who has the right to make, or has made or will make a decision with respect to the sale of the Series A Notes by the Selling Noteholder is an Accredited Investor (as defined in Regulation D under the Securities Act), and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits of the decision to sell the Certificated Notes to the Company.

7.7.     ARMS-LENGTH NEGOTIATED TRANSACTION REQUESTED BY PRIMECO.

         Such PrimeCo Holder acknowledges that (i) PrimeCo requested the Company to consider a repurchase of the Series A Notes from the PrimeCo Holders, (ii) the Company did not solicit or attempt to influence in any way the decision of such PrimeCo Holder with respect thereto and (iii) the terms of the transactions contemplated by this Agreement have been negotiated at arms-length between the representatives of such PrimeCo Holders and the representatives of the Company.

7.8.     GOOD TITLE; NO LIENS.

         Such PrimeCo Holder has, and upon the Closing, the Company shall acquire, good and marketable title to the Repurchased Notes delivered to the Company by such PrimeCo Holder hereunder, free and clear of all liens, security interests, claims and other encumbrances.

7.9.     EFFECT OF POWER OF ATTORNEY.

         (a) Upon execution and delivery of any agreement, instrument, document or certificate contemplated hereby by an Attorney-in-Fact (as defined below) on behalf of such PrimeCo Holder, the PrimeCo Holder agrees to be bound by and to perform each of the covenants and agreements of such PrimeCo Holder of each such agreement, instrument, document or certificate contemplated thereby.

8.       POWER OF ATTORNEY AND CUSTODY AGREEMENT

8.1.     POWER OF ATTORNEY.

         (a) Each PrimeCo Holder hereby irrevocably constitutes and appoints W. Jack Kessler, Jr. and Steven L. Greenberg, or either of them, as its or his agents and attorneys-in-fact (either or both of them the "Attorneys-in-Facts"), with full power and authority to act, including full power of substitution, with respect to all matters arising in connection with this Agreement


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and the transactions contemplated hereby, including, but not limited to, the power and authority on behalf of such PrimeCo Transferee to do or cause to be done any of the following things:

         (i) negotiate, and perform this Agreement and any amendments thereto, including such insertions, changes, additions or deletions as the Attorneys-in-Fact shall approve, such approval to be conclusively evidenced by the execution and delivery of any amendment to this Agreement or any instrument, agreement or document contemplated hereby by the Attorneys-in-Fact;

         (ii) sell, assign, transfer and deliver for cancellation and exchange, if applicable, pursuant to this Agreement and any instrument, agreement or document contemplated thereby any and all Certificated Notes and the Assignment Form;

         (iii) take any and all steps and execute and perform any and all other agreements, instruments and documents deemed necessary or desirable by the Attorneys-in-Fact in connection with this Agreement and give or make such undertakings, representations and agreements and take such other steps on behalf of such PrimeCo Holder as the Attorneys-in-Fact may deem necessary or advisable;

         (iv) instruct all other parties on behalf of such PrimeCo Holder on all matters pertaining to this Agreement and the transactions contemplated hereby;

         (v) take all actions and do all things necessary or proper, required, contemplated or deemed advisable by the Attorneys-in-Fact under any instrument, agreement or document contemplated by this Agreement, including, but not limited to, waiving prior defaults or existing rights and delivering any consents required under this Agreement or such instruments, agreements and documents;

         (vi) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorneys-in-Fact in its or their sole discretion, including the execution, delivery and performance of any documents, instruments and agreements and generally act for and in the name of such PrimeCo Holder with respect to this Agreement and all related matters as fully as could such PrimeCo Holder if then personally present and acting; and



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         (vii)    accept consideration payable to such PrimeCo Holder under this
                  Agreement, to give receipt for such consideration and remit or authorize the Custodian to remit such consideration to such PrimeCo Holder.

         (b) The Attorneys-in-Fact are hereby empowered to determine, in its or their sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon the Attorneys-in-Fact shall be exercised.

         (c) The Custodian, the Company and any other persons dealing with the Attorneys-in-Fact as such may rely and act upon any writing believed in good faith to be signed by one or more Attorneys-in-Fact.

         (d) Each PrimeCo Holder understands that the Attorneys-in-Fact assume no responsibility or liability to the PrimeCo Holders or any other person (except for liability for their gross negligence or willful misconduct), other than in connection with the responsibilities delegated to the Attorneys-in-Fact under this Section 8.1, and each PrimeCo Holder, severally and not jointly, agrees to indemnify and hold harmless the Attorneys-in-Fact and their respective officers, agents, successors and assigns and personal representatives, with respect to any act or omission of or done by the Attorneys-in-Fact in good faith in connection and in accordance with this Agreement and the instructions of this
Section 8.1.

8.2.     APPOINTMENT OF CUSTODIAN; DEPOSIT OF SHARES.

         (a) In connection with the transactions contemplated by this Agreement, each PrimeCo Holder hereby appoints PrimeCo as custodian (the "CUSTODIAN") and hereby deposits or shall promptly deposit (but in any event, no later than four business days after the date hereof), with the Custodian, each Certificated Note held by such PrimeCo Holder, accompanied by a duly executed Assignment Form in the form attached to the Certificated Notes ("ASSIGNMENT FORM" and, together with such Certificated Notes, the "INSTRUMENTS"), undated and executed in blank and bearing the signature of such PrimeCo Holder or a duly authorized representative thereof. Each PrimeCo Holder represents and warrants to the Attorneys-in-Fact and the Custodian that each such Certificated Note so deposited is in negotiable and proper deliverable form. The Custodian is hereby authorized and directed subject to the instructions of the Attorneys-in-Fact:
(i) to hold in custody the Instruments deposited hereby, and (ii) at the direction of the Attorneys-in-Fact to deliver the Instruments in accordance with the terms of this Agreement.

         (b) Until the Instruments have been delivered against payment therefor in accordance with this Agreement, each PrimeCo Holder shall retain all rights of ownership with respect to the Instruments deposited hereunder, including the right to vote and to receive all interest or other payment thereon.

         (c) Each PrimeCo Holder understands that the Custodian assumes no responsibility or liability to the PrimeCo Holders or any other person (except for liability for its gross negligence or willful misconduct), other than in connection with the responsibilities delegated to the Custodian under this
Section 8.2, and each PrimeCo Holder, severally and not



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jointly, agrees to indemnify and hold harmless the Custodian and its respective officers, agents, successors and assigns and personal representatives, with respect to any act or omission of or done by the Custodian in good faith in connection and in accordance with this Agreement and the instructions of this
Section 8.2.

8.3.     IRREVOCABILITY.

         (a) The foregoing power of attorney, custody appointment, deposit of Instruments pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of and for the purpose of completing the transactions contemplated by this Agreement and each agreement, instrument, document or certificate contemplated hereby, and, in connection herewith, each of the Attorneys-in-Fact and the Custodian is hereby further vested with an estate, right, title and interest in and to the Instruments deposited herewith for the purpose of irrevocably empowering and securing to it authority sufficient to consummate the transactions contemplated by such agreements. Accordingly, the agreements contained in Section 8.1 and 8.2 shall be irrevocable prior to the termination of this Agreement in accordance with
Section 11 and shall remain in full force and effect until such time. The undersigned further agrees that the agreements contained in Sections 8.1 and 8.2 shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including death, disability, incompetence, dissolution, winding up, distribution of assets or other event affecting legal existence of any PrimeCo Holder, PrimeCo or any other person, including but not limited to any executor, personal representative or trustee of any of the foregoing. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Custodian or the Attorneys-in-Fact, the Custodian and the Attorneys-in-Fact shall nevertheless be authorized and empowered to deliver in accordance with the terms and provisions of the agreements contained in Sections
8.1 and 8.2 and each agreement, instrument, document or certificate contemplated hereby and the Instruments held by the Custodian with respect to such PrimeCo Holder, and provide for the distribution of the proceeds therefrom as if such event has not occurred.

         (b) Notwithstanding anything to the contrary contained in the immediately preceding paragraph above, if this Agreement is terminated in accordance with Section 11.11 the Custodian shall return promptly to each PrimeCo Holder all Instruments deposited hereunder.

9.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the purchase by the Company of the Repurchased Notes. All statements contained in any certificate or other instrument delivered by or on behalf of a party pursuant to this Agreement shall be deemed representations and warranties of such party under this Agreement.

10.      NOTICES

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

         (i) if to the Company, as follows, or at such other address as the Company shall have specified in writing:

                           United States Cellular Corporation
                           c/o Telephone and Data Systems, Inc.
                           30 North LaSalle Street, 40th Floor
                           Chicago, Illinois 60602
                           Attn: Peter L. Sereda
                           Fax: 312-630-1908

                  With a required copy to:

                           United States Cellular Corporation
                           8410 West Bryn Mawr Avenue
                           Chicago, Illinois 60631
                           Attention: Kenneth R. Meyers
                           Facsimile Number: (773) 399-8959

                  With a required copy to:

                           Sidley Austin Brown & Wood
                           10 South Dearborn St.
                           Chicago, Illinois 60603
                           Attention: William S. DeCarlo, Esq.
                           Facsimile Number: (312) 853-7036


         (ii) if to the PrimeCo Holders, to PrimeCo as follows, or at such other address as PrimeCo shall have specified in writing:

                           PrimeCo Wireless Communications LLC
                           c/o Clarity Partners, L.P.
                           100 North Crescent Drive
                           Beverly Hills, CA  90210
                           Attn: Barry Porter
                           Fax:  310-432-5000

                  With a required copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY  10017
                           Attention: William E. Curbow, Esq.

                           Facsimile Number: (212) 455-2502

                  With a required copy to:

                           Simpson Thacher & Bartlett
                           425 Lexington Avenue
                           New York, NY  10017
                           Attention: Rise B. Norman, Esq.
                           Facsimile Number: (212) 455-2502

Notices under this Section 10 will be deemed given only when actually received.

11.      MISCELLANEOUS

11.1.    SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns. This Agreement may not be assigned by any PrimeCo Holder without the written consent of the Company or by the Company without the written consent of PrimeCo.

11.2.    AMENDMENT; WAIVER.

         (a) This Agreement shall not be amended or modified except by written instrument duly executed by each of the parties hereto which, in the case of the Company, shall require the signature of the Chairman of the Company or other person so authorized by the Chairman of the Company or the Company's Board of Directors.

         (b) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

         (c) No amendment or waiver will extend to or affect any obligation, covenant, or agreement not expressly amended or waived or impair any right consequent thereon. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

11.3.    SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

11.4.    CONSTRUCTION.

         Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

11.5.    COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

11.6.    GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to such State's laws and principles regarding the conflict of laws.

11.7.    INTERPRETATION

         (a) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

         (b) References to Series A Notes "owned" by a Person shall include Series A Notes beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent.

         (c) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

         (d) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

         (e) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

         (f) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

         (g) The term "hereof" and similar terms refer to this Agreement as a whole.

11.8.    CONSENT TO JURISDICTION.

         Each of the Parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in connection with any dispute that arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal court sitting in the State of Delaware or a Delaware state court unless venue would not be proper under rules applicable in such courts. Each of the Parties agrees that service of process by which any action is begun in any court referred to in this
Section 11 shall be effective if notice is delivered in accordance with Section 10 and hereby irrevocably and unconditionally waives any objection to the validity and effectiveness of such service of process. Nothing contained herein shall affect the right of the Parties to serve process in any other manner permitted by law.

11.9.    ATTORNEYS' FEES.

         In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

11.10.   NO THIRD PARTY BENEFICIARIES.

         Nothing herein expressed or implied is intended to confer upon any Person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

11.11.   TERMINATION.

         This Agreement may be terminated at any time by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Sections 4.3(b), 4.3(c), 10 and 11 hereof) shall terminate in its entirety on the earlier of (unless such date is extended by mutual agreement of the parties): (i) the date that the Company delivers written notice to PrimeCo to the effect that it is abandoning its efforts to commence a Primary Offering prior to November 9, 2002, (ii) November 9, 2002 if the Company has not commenced a Primary Offering prior to such date or (iii) November 23, 2002 if the Company has commenced a Primary Offering prior to November 9, 2002 but the closing thereof has not occurred by November 23, 2002.

                                    * * * * *

         IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the date first above written.

                           UNITED STATES CELLULAR CORPORATION

                           By:
                               ----------------------------------------------
                           Name:    LeRoy T. Carlson, Jr.
                           Title:   Chairman


                           By:
                               ----------------------------------------------
                           Name:    Kenneth R. Meyers
                           Title:   Executive Vice President-Finance
                                    (Chief Financial Officer) and Treasurer



                           PRIMECO WIRELESS COMMUNICATIONS LLC

                           By:
                               ----------------------------------------------
                           Name:    W. Jack Kessler
                           Title:   Chief Financial Officer

                           CLARITY PARTNERS, L.P.

                           By:       Clarity GenPar, LLC
                                     its General Partner

                           By:
                               ----------------------------------------------
                           Name:    R. Rudolph Reinfrank
                           Title:   Managing Member

                           CLARITY PRIMECO HOLDINGS L.L.C.

                           By:      Clarity Partners, L.P.
                                    its Manager

                           By:      Clarity GenPar, LLC
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:    R. Rudolph Reinfrank
                                    Title:   Managing Member



                           PAGE 1 OF SIGNATURE PAGE TO
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



                           CLARITY ADVISORS, L.P.

                           By:      Clarity GenPar, LLC
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:    R. Rudolph Reinfrank
                                    Title:   Managing Member

                           CLARITY ASSOCIATES, L.P.

                           By:      Clarity GenPar, LLC
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:    R. Rudolph Reinfrank
                                    Title:   Managing Member

                           CLARITY PRIMECO GP

                           By:      Clarity GenPar, LLC
                                    its Managing Partner

                           By:
                               ----------------------------------------------
                           Name:    R. Rudolph Reinfrank
                           Title:   Managing Member

                           CLARITY MANAGEMENT, L.P.

                           By:      Clarity Management, LLC
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:    R. Rudolph Reinfrank
                                    Title:   Managing Member

                           GREEN LEAF RIDGE ACQUISITION
                                 COMPANY III, L.L.C.

                           By:
                               ----------------------------------------------
                                    Name:    Percy L. Berger, Sr.
                                    Title:   President


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


                          GREEN LEAF RIDGE ACQUISITION
                               COMPANY IV, L.L.C.

                           By:
                               ----------------------------------------------
                                    Name:    Percy L. Berger, Sr.
                                    Title:   President

                           GREEN LEAF CONTINENTAL, LLC

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:   Vice Chairman/Manager

                           PRIMECO VENTURE INVESTORS/GREEN LEAF LLC

                           By:      SYNCOM PRIMECO IBC
                                    Managing Member

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:

                           TREGAN PARTNERS II, LP

                           By:      TPGP, LP
                           By:      TPGP, LLC

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:

                           TREGAN PRIMECO, LP

                           By:      TREGAN PRIMECO GP, LLC


                           By:
                               ----------------------------------------------
                           Name:
                           Title:



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



                           PCG CHICAGO PCS, LLC

                           By       PCG TAGI (SERIES F), LLC
                                    its sole member

                           By:      PACIFIC CAPITAL GROUP, INC.
                                    its Manager

                           By:
                               ----------------------------------------------
                                    Name:    Gregg w. Ritchie
                                    Title:   Managing Director and
                                             Chief Financial Officer

                           PS WIRELESS LLC

                           By:      GREENSTREET MANAGEMENT, INC.,
                                    as Manager

                           By:
                               ----------------------------------------------
                           Name:    Jeffrey A. Safchik
                           Title:   President

                           GREENSTREET CAPITAL, LP

                           By:      GREENSTREET MANAGEMENT, INC.,
                                    as General Partner

                           By:
                               ----------------------------------------------
                                    Name:    Jeffrey A. Safchik
                                    Title:   President

                           J.P. MORGAN PARTNERS (BHCA), L.P.

                           By:      JPMP MASTER FUND MANAGER, L.P.
                                    its General Partner
                           By:      JPMP CAPITAL CORP.
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:




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

                           J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

                           By:      JPMP GLOBAL INVESTORS, L.P.
                                    a General Partner


                           By:      JPMP CAPITAL CORP.
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:

                           J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                (CAYMAN), L.P.

                           By:      JPMP GLOBAL INVESTORS, L.P.
                                    its General Partner

                           By:      JPMP CAPITAL CORP.
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:

                           TRIMARAN CHICAGO PARTNERS, LLC

                           By:      TRIMARAN FUND MANAGEMENT, LLC
                                    its Investment Manager

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:

                           J & J INVESTMENTS, INC.
                           By:
                               ----------------------------------------------
                                    Name:    John M. Scanlon
                                    Title:   President

                           PAGE 5 OF SIGNATURE PAGE TO
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




                               ----------------------------------------------
                           Patrick Joggerst

                           J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                (CAYMAN) II, L.P.

                           By:      JPMP GLOBAL INVESTORS, L.P.
                                    a General Partner

                           By:      JPMP CAPITAL CORP.
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:



                           J.P. MORGAN PARTNERS GLOBAL INVESTORS
                                A, L.P.

                           By:      JPMP GLOBAL INVESTORS, L.P.
                                    a General Partner

                           By:      JPMP CAPITAL CORP.
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:

                           J.P. MORGAN PARTNERS INVESTORS
                                (CAYMAN) V, L.P.

                           By:      JPMP GLOBAL INVESTORS, L.P.
                                    a General Partner

                           By:      JPMP CAPITAL CORP.
                                    its General Partner

                           By:
                               ----------------------------------------------
                                    Name:
                                    Title:


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